                                   FORM 8-K.
                                 CURRENT REPORT


             (AS LAST AMENDED IN REL. NO. 34-25113, EFF. 1/30/95.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 1996

                            NTN COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

Delaware                              1-11460            31-1103425
(State or other jurisdiction          (Commission        (IRS Employer
of incorporation)                     File Number)       Identification No.)

5966 La Place Court, Carlsbad, California                92008-8830
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (619) 438-7400

                                 Not Applicable
         (Former name or former address, if changed since last report.)


The index to exhibits appears at page 2 of the 5 pages constituting the manually signed original of this report.

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ITEM 5. OTHER EVENTS.

On October 25, 1996, NTN Communications, Inc. (the "Company") announced that it had suspended shipments of its Playmaker(R) keypads to new locations pending formal approval by the FCC. On October 28, 1996, the Company confirmed that there has been no interruption of service to existing NTN Network subscribers and that the situation has no effect whatsoever on NTN's Home Services. The Company's announcements in this regard are attached as exhibits to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.
          The following exhibits included with this report are made a part hereof:

                                                      Sequential Page No.
                                                      -------------------
      1.   NTN Press Release dated October 25, 1996          4
      2.   NTN Press Release dated October 28, 1996          5

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NTN COMMUNICATIONS, INC.
                         (Registrant)


Date: October 30, 1996   By:  /s/ Gerald Sokol, Jr.
                            ----------------------------------------------
                              Gerald Sokol, Jr., Chief Financial Officer

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